Exhibit 99.1

ILUS Provides Shareholder Podcast Update on Strategic Progress Across Its Portfolio Companies

NEW YORK, NY, June 23, 2025 (GLOBE NEWSWIRE) — Ilustrato Pictures International Inc. (OTC: ILUS) (“ILUS” or the “Company”), a mergers and acquisitions company focused on acquiring and scaling businesses in the public safety and industrial sectors, today released a shareholder podcast updating its progress, strategic shifts, and operational milestones across its portfolio companies.

ILUS shared key updates regarding operational restructuring, financial improvements, and strategic goals as it enters a new phase of focused, scalable growth.

To listen to the full shareholder podcast, please visit: https://youtu.be/d5DA9IPffK0

ILUS Company Overview: Reset, Refocus, and Rebuild

After navigating two challenging years in 2023 and 2024, ILUS is entering a new chapter of strategic growth and consolidation. Key themes from the shareholder podcast included:

●	Audits: ILUS and SAML have transitioned to a U.S.-based auditing firm, enhancing compliance and aligning with future uplisting goals. The company is currently finalizing a comprehensive two-year re-audit and related consolidations to bring all financial filings fully up to date.
●	Business Model Realignment: ILUS has restructured several legacy operations and consolidated its footprint, including relocating core operations to a central facility in Jacksonville, Florida, to streamline production and reduce costs.
●	Strategic Value Creation: ILUS continues to evaluate uplist, spinoffs, partnerships, and dividend-based structures to unlock and return shareholder value.

ILUS also highlighted its positions in external entities, including Fusion Fuel Green PLC (Nasdaq: HTOO) Additionally, the podcast introduced ILUV Capital, a business development company (BDC) under consideration that may operate alongside ILUS to deliver alternative pathways for a return for ILUS Shareholders should it materialize.

Portfolio Highlights

SAML to ILUS Industries Transition

SAML, an ILUS portfolio company, is currently undergoing a rebranding process:

●	A name change to ILUS Industries is underway.
●	Nick Link is serving as interim CEO, with the search for a permanent CEO currently in progress.
●	ILUS Industries will provide a focused platform for vertical growth and additional merger activity.

Emergency Response Technologies (ERT)

Will sit as a subsidiary under ILUS Industries, controlled by ILUS Industries

ERT remains a core pillar of ILUS’s strategy, advancing innovation in the fire, public safety, and industrial markets.

●	Firebug Product Line: Production is underway at the Jacksonville facility, focused on wildfire response, battery fire suppression, and public safety, which will also alleviate any tariff risk.
●	E-Raptor EV Range: The desk top R&D and new design of the new electric vehicle are complete. Production will begin in Serbia, with partial U.S. assembly at ILUS’s Jacksonville site.
●	Expansion into Vertical Markets: ERT is actively developing distribution networks and product offerings in the industrial, safety, and agricultural sectors for this product and will seek an acquisition of a distribution network for this product.

Fusion Fuel Green (HTOO)

ILUS recently completed the sale of QIND to Fusion Fuel Green PLC (Nasdaq: HTOO):

●	As part of the realignment, JP Backwell transitioned from SAML to assume the role of CEO at HTOO.
●	ILUS now holds approximately 35 million shares of Nasdaq-listed HTOO equity as an asset on its Balance Sheet while:
	○	The transaction eliminated QIND’s debt from ILUS’s balance sheet and relieved ILUS of related consolidation and reporting burdens.
	○	ILUS retains indirect exposure to QIND’s future performance.

Replay Solutions (Resource Recovery & E-Waste)

A wholly owned subsidiary of ILUS Industries

Replay is now launching its environmentally sustainable operations:

●	E-waste processing is set to begin in Serbia, with future expansion planned into additional regions, including Egypt, the UAE, and later the USA in 2026.
●	Equipment and machinery have been manufactured and are awaiting shipment to operational locations.
●	Has signed a non-binding Memorandum of Understanding (MOU) with a Dubai-based refinery for the potential acquisition of a substantial volume of marine sludge oil, intended for processing into recycled oil products and lubricants. Additionally, Replay is conducting due diligence on a second acquisition target. There is no guarantee that either of these acquisitions will materialize.
●	Research and development are underway for a tyre pyrolysis facility to diversify Replay’s recycling capabilities, for the conversion of tyres into oil and lubricants.

Strategic and Financial Outlook

●	ILUS has materially strengthened its financial position through the QIND/ HTOO transaction and strategic restructuring.
●	The organization now manages a portfolio of increasingly bankable businesses supporting improved capital access.
●	With enhanced balance sheet strength and operational scale, ILUS is increasingly improving and readying itself for a potential IPO or uplist in the future.
●	ILUS intends to establish a BDC company called As ILUV Capital either within ILUS or standalone, with ILUS Shareholders receiving benefits in some way to be defined. As this matures, ILUS may be in a position to explore dividends or share buybacks, consistent with its vision of long-term shareholder return.

Summary and Closing Remarks

●	ILUS has postponed the upcoming shareholder meeting to ensure stronger participation and alignment.
●	With two difficult years behind it, ILUS is focused on ensuring the next three years reflect sustained growth, transparency, and execution.
●	ILUS management expressed gratitude for shareholders’ support and patience and looks forward to connecting in person during planned meetings later this year.

For further information on ILUS, please see its communication channels:

Website: https://ilus-group.com

X: @ILUS_INTL

Email: IR@Ilus-Group.com

Source: ILUS

Contact:

IR@Ilus-group.com

(917) 522-3202)

Forward-Looking Statement

Certain information set forth in this press release contains “forward-looking information”, including “future-oriented financial information” and “financial outlook”, under applicable securities laws (collectively referred to herein as forward-looking statements). Except for statements of historical fact, the information contained herein constitutes forward-looking statements and includes, but is not limited to, the (i) projected financial performance of the Company; (ii) completion of, and the use of proceeds from, the sale of the shares being offered hereunder; (iii) the expected development of the Company’s business, projects, and joint ventures; (iv) execution of the Company’s vision and growth strategy, including with respect to future M&A activity and global growth; (v) sources and availability of third-party financing for the Company’s projects; (vi) completion of the Company’s projects that are currently underway, in development or otherwise under consideration; (vii) renewal of the Company’s current customer, supplier and other material agreements; and (viii) future liquidity, working capital, and capital requirements. Forward-looking statements are provided to allow potential investors the opportunity to understand management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment. These statements are not guarantees of future performance and undue reliance should not be placed on them. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or results expressed or implied by such forward-looking statements. Although forward-looking statements contained in this presentation are based upon what management of the Company believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements. The Securities and Exchange Commission (“SEC”) has provided guidance to issuers regarding the use of social media to disclose material nonpublic information. In this regard, investors and others should note that we announce material financial information via official Press Releases, in addition to SEC filings, press releases, Questions & Answers sessions, public conference calls, and webcasts also may take time from time to time. We use these channels as well as social media to communicate with the public about our company, our services, and other issues. It is possible that the information we post on social media could be deemed to be material information. Therefore, considering the SEC’s guidance, we encourage investors, the media, and others interested in our company to review the information we post on the following social & media channels: Website: https://ilus-group.com X: @ILUS_INTL